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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 30, 1997
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                            UNITED AUTO GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                         1-12297                   22-3086739
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
 of incorporation)                                          Identification No.)



375 Park Avenue, New York, New York                                10152
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(Address of principal executive offices)                        (Zip Code)



                                  (212) 223-3300
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             (Registrant's telephone number, including area code)

                                      N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      On April 30, 1997, United Auto Group, Inc. ("UAG"), through a wholly-owned subsidiary, acquired 100% of the capital stock of a group of companies which operate nine automobile dealerships and related businesses (the "Staluppi Group"), located in West Palm Beach, Florida and Long Island, New York, from John A. Staluppi and John A. Staluppi, Jr. The Staluppi Group is comprised of Amity Auto Plaza Ltd., Massapequa Imports Ltd., Westbury Nissan Ltd., Westbury Superstore Ltd., J&S Auto Refinishing Ltd., Florida Chrysler Plymouth Jeep Eagle Inc., Palm Auto Plaza Inc., West Palm Infiniti Inc., West Palm Nissan Inc. and Northlake Auto Finish Inc.,

      The aggregate consideration for the acquisition was approximately $50.0 million, consisting of approximately $25.0 million in cash, 127,660 shares of UAG common stock and notes totaling approximately $22.0 million. UAG has agreed to make an additional contingent cash payment to the extent that such shares have an aggregate market value of less than $3.0 million on the date they become freely tradable. The cash portion of the consideration was borrowed under UAG's senior credit facility. The amount of consideration was arrived at through arm's length negotiation.

      The acquired automobile dealerships own office equipment and furniture used in the sales and administrative operations, as well as automobile servicing equipment used in the service operations. UAG intends to continue such use.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial Statements of Businesses Acquired:

          The financial statements required by this Item 7(a) are not being filed with this report. The required financial statements will be filed by amendment, on or prior to July 14, 1997.

      (b) Pro Forma Financial Information:

          The pro forma financial information required by this Item 7(b) is not being filed with this report. The required pro forma financial information will be filed by amendment, on or prior to July 14, 1997.

      (c) Exhibits:

          10.13.1. Stock Purchase Agreement, dated February 19, 1997, among the Company, UAG East, Inc., Amity Auto Plaza Ltd., Massapequa Imports Ltd., Westbury Nissan Ltd., Westbury Superstore Ltd., J&S Auto Refinishing Ltd., Florida Chrysler Plymouth Jeep Eagle Inc., Palm Auto Plaza Inc., West Palm Infiniti Inc., West Palm Nissan Inc., Northlake Auto Finish Inc., John A. Staluppi and John A. Staluppi, Jr. (Incorporated herein by reference to the identically numbered exhibit to the Company's Quarterly Report on Form 10-Q filed on May 15, 1997, File No. 1-12297).

                                      -2-

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    UNITED AUTO GROUP, INC.



DATE: May 15, 1997                  By:    /s/ James R. Davidson
                                       -------------------------
                                       Name: James R. Davidson
                                       Title:   Senior Vice President - Finance



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                                 EXHIBIT INDEX



Exhibit No.       Document
-----------       --------

10.13.1. Stock Purchase Agreement, dated February 19, 1997, among the Company, UAG East, Inc., Amity Auto Plaza Ltd., Massapequa Imports Ltd., Westbury Nissan Ltd., Westbury Superstore Ltd., J&S Auto Refinishing Ltd., Florida Chrysler Plymouth Jeep Eagle Inc., Palm Auto Plaza Inc., West Palm Infiniti Inc., West Palm Nissan Inc., Northlake Auto Finish Inc., John A. Staluppi and John A. Staluppi, Jr. (Incorporated herein by reference to the identically numbered exhibit to the Company's Quarterly Report on Form 10-Q filed on May 15, 1997, File No. 1-12297).




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